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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement Amendment No.1 to Form S-3 (File 333-128689) of our report dated June 2, 2005 relating to the financial statements and financial statement schedules, which appears in Residential Capital Corporation's Registration Statement on Form 10/A. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

October 20, 2005
New York, NY